Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2025	Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes	Note 9 – Income Taxes The income taxes were zero for the three months ended March 31, 2025 and 2024. Compost III and white button mushroom are income tax and VAT tax free products.

NOTE 15 - INCOME TAXES

The company is subject to income taxes on an entity basis on income derived from the location in which each entity is domiciled. ESG China Limited and Hainan ESG Tech are holding companies without operations.

The Company’s U.S. parent company is subject to U.S. income tax rate of 21% and files U.S. federal income tax return. As of December 31, 2024 and 2023, the U.S. entity had net operating loss (“NOL”) carry forwards for income tax purposes of $195,027 and $193,010. Management believes the realization of benefits from these losses remains uncertain. Accordingly, a 100% deferred tax asset valuation allowance was provided.

In China the Corporate Income Tax Law generally applies an income tax rate of 25% to all enterprises. In corporate income tax article 86, “Regulations for the Implementation of the Enterprise Income Tax Law” article 27(1) of stipulate: the income of an enterprise engaged in agriculture, forestry, animal husbandry, and fishery projects may be exempted or reduced from income tax. Refer to: (1)Enterprises are exempted from enterprise income tax on income derived from the following items: 1. Planting of vegetables, grains, potatoes. Anhui Allied United Mushroom Technology and Anhui Allied United Mushroom are engaged in agricultural production in China, and their income tax are exempted. Net income and net loss were not offset among the operating subsidiaries. Net income of $3,281,821 and $2,234,442 were exempt from income tax for the years ended December 31, 2024 and 2023, respectively. The estimated tax savings as the result of the 25% tax break for the years ended December 31, 2024 and 2023 amounted to $820,455 and $558,611, respectively. AUFP is not exempt for income tax. The deferred tax assets were $517,978 and $668,216 as of December 31, 2024 and 2023 respectively. After consideration of all the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance as of December 31, 2024 and 2023.  The Company’s management reviews this valuation allowance periodically and makes adjustments as necessary.

There were no uncertain tax positions as of December 31, 2024 and 2023.

As of December 31, 2024 and 2023, the Company had net operating loss (“NOL”) carryforwards of $10,287,694 and $9,619,491, respectively, in PRC. The NOL carryforwards will begin to expire in the PRC in the calendar year 2025 through 2029, if not utilized.

The following table reconciles the U.S. statutory rates to the Company’s effective tax rate for the years ended December 31, 2024 and 2023:

	2024	2023
US federal statutory rates	(21%)	(21%)
Tax rate difference between PRC and U.S.	(4%)	(4%)
Effect of income tax exemption on certain income	(54%)	(123%)
Change in valuation allowance	79%	148%
Effective tax rate	$-	$-

The provision for income tax expense (benefit) for the periods ended December 31, 2024 and 2023 consisted of the following:

	2024	2023
Income tax expense - current	$-	$-
Income tax benefit -deferred	(517,978)	(668,216)
Increase in valuation allowance	517,978	668,216
Total income tax expense	$-	$-

The Company’s net deferred tax asset as of December 31, 2024 and 2023 is as follows:

	2024	2023
Deferred tax asset
Net operating loss	$(3,049,122)	$(2,531,144)
Less: valuation allowance	3,049,122	2,531,144
Net deferred tax asset	$-	$-